Carolina Trust Bank 8-K12G3

Exhibit 99.05

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2016

FDIC Certificate No. 57206

Carolina Trust Bank

North Carolina	56-2197865
(State of incorporation)	(I.R.S. Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina 28092

(Address of principal executive offices) (Zip Code)

Issuer’s telephone number: (704) 735-1104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Carolina Trust Bank, dated January 26, 2016 (the “Original Form 8-K”). This Form 8-K/A is intended to furnish revised unaudited financial results for the year ended December 31, 2015.

This Form 8-K/A amends and restates in its entirety Items 2.02 and 9.01 of the Original Form 8-K. No other changes were made to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On March 23, 2016, Carolina Trust Bank (the “Bank”) announced that it revised its previously announced unaudited financial results for the year ended December 31, 2015 and reported the Bank earned net income available to common shareholders of $824,000, or $0.18 per diluted common share, in comparison to unaudited results of $1,042,000, or $0.22 per diluted common share, originally reported on January 25, 2016.

Carolina Trust Bank is a community bank that operates nine full service branches in Lincolnton, Lake Lure, Gastonia, Hickory, Forest City, Vale and Denver, North Carolina. The Bank’s common stock is traded on the NASDAQ Capital Market under the symbol “CART.”

This information contained in Item 2.02 of this Form 8-K/A shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d): Exhibits

Exhibit 99:       Press release dated March 23, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carolina Trust Bank

By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

Date:	March 23, 2016

Exhibit 99

Carolina Trust Bank

News Release

For Immediate Release

Contact:

Jerry L. Ocheltree

President and CEO

Carolina Trust Bank

(704) 735-1104

Carolina Trust Bank Revises

2015 Financial Statements

LINCOLNTON, N.C., March 23, 2016 (GLOBE NEWSWIRE) – Carolina Trust Bank (Nasdaq: CART) announced today that it revised its unaudited financial results for the year ended December 31, 2015 and reported the Bank earned net income available to common shareholders of $824,000 or $0.18 per diluted common share in comparison to unaudited results of $1,042,000 or $0.22 per diluted common share originally reported on January 25, 2016. Before payment of dividends on preferred shares, the Bank earned $1,058,000 in comparison to the $1,276,000 previously reported for the year ended December 31, 2015. The revised financial statements are primarily the result of a change in the discount rate used to account for the Bank’s Supplemental Retirement Plan (“SERP”) as well as the write-off of an expired net operating loss carry forward relating to the Carolina Commerce Bank acquisition in the Bank’s deferred tax asset balance as of December 31, 2015. Complete financial results for the year ended December 31, 2015 are reported in the Bank’s Form 10-K and Annual Report that were filed today.

A copy of the Bank’s Form 10-K and Annual Report may be obtained by contacting the FDIC in writing at FDIC, Accounting and Securities Disclosure Section, 550 17th Street, NW, Washington, DC 20429, or by email at PublicBankReports@FDIC.gov.

About Carolina Trust Bank

Carolina Trust Bank is a full service state chartered bank headquartered in Lincolnton, N.C., operating nine full service branches in Lincoln, Catawba, Gaston and Rutherford Counties in western North Carolina and a loan production office in Mooresville, N.C.